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                                                                    EXHIBIT 23.1


                              ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 7, 1997, included in Personnel Group of America, Inc.'s Form 10-K for the year ended December 29, 1996, and to all references to our firm included in or made a part of this registration statement.


                                                     /s/ Arthur Andersen LLP

                                                     ARTHUR ANDERSEN LLP



Charlotte, North Carolina
    October 31, 1997